UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 30, 2007

                         MORTON'S RESTAURANT GROUP, INC.
               (Exact name of registrant as specified in charter)

          DELAWARE                      1-12692                  13-3490149
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

                       325 NORTH LASALLE STREET, SUITE 500
                             CHICAGO, ILLINOIS 60610
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (312) 923-0030


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.    Departure of Directors or Certain Officers; Election of
              Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


          Lee M. Cohn, a member of the Board of Directors (the "Board") of Morton's Restaurant Group, Inc. (the "Company"), resigned as a member of the Board and as chairperson of its Compensation Committee effective October 30, 2007.

          Concurrently with Mr. Cohn's resignation, the Company has appointed William C. Anton as director and as member of its Compensation Committee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Morton's Restaurant Group, Inc.



Date:  October 30, 2007                 By: /s/ Thomas J. Baldwin
                                        --------------------------------
                                        Thomas J. Baldwin
                                        Chairman, Chief Executive Officer and
                                        President